UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2012

ITEM 1.                 SCHEDULE OF INVESTMENTS

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 84.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	8,016,157	$10,900,722
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	10,874,165	14,314,817
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	5,490,123	7,122,150
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,205,880	1,727,894
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,686,389	2,805,335
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	3,614,736	5,288,247	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	1,611,210	2,372,883
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	811,176	884,372
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	545,591	569,973
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	4,271,680	4,581,043
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	4,028,084	4,234,524
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	1,166,141	1,283,393
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	4,882,985	5,476,575
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	6,705,480	7,110,431
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,507,267	2,912,544
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	7,532,542	8,839,558
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	3,227,968	3,479,398
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	2,763,675	3,342,966
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	4,265,235	4,995,989
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	3,304,375	3,877,479
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	960,435	1,179,759
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	8,724,675	10,339,421
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	5,448,762	6,242,662
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	2,966,010	3,240,366
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	2,630,285	2,878,313
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $103,719,659)				120,000,814
ASSET-BACKED SECURITIES — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.392%	1/25/34	218,705	18,710	(b)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(c)(d)(e)
GSAMP Trust, 2004-OPT M3	1.367%	11/25/34	106,807	52,389	(b)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.117%	3/25/34	274,528	146,598	(b)
SACO I Trust, 2005-2 A	0.617%	4/25/35	8,853	4,016	(b)(c)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(c)(d)(e)
TOTAL ASSET-BACKED SECURITIES (Cost — $758,147)				221,715
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,403,256	131,067	(b)
Merit Securities Corp., 11PA B2	1.716%	9/28/32	58,140	57,045	(b)(c)
Structured Asset Securities Corp., 1998-2 M1	1.317%	2/25/28	11,317	10,860	(b)
Structured Asset Securities Corp., 1998-3 M1	1.217%	3/25/28	112,416	109,285	(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $179,887)				308,257
CORPORATE BONDS & NOTES — 3.1%
CONSUMER DISCRETIONARY — 0.2%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	310,000	351,336
ENERGY — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	29,000	36,540
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	180,000	206,064
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	440,000	497,979

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	200,000		$207,878	(c)
TOTAL ENERGY					948,461
FINANCIALS — 1.1%
Commercial Banks — 1.1%
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/23/12	1,570,000		1,558,225	(b)(f)
MATERIALS — 1.0%
Containers & Packaging — 0.3%
Ball Corp., Senior Notes	7.375%	9/1/19	330,000		369,600
Metals & Mining — 0.4%
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000		209,318
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	418,000		441,476
Total Metals & Mining					650,794
Paper & Forest Products — 0.3%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	350,000		367,226
TOTAL MATERIALS					1,387,620
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	90,000		108,862
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000		117,580
TOTAL TELECOMMUNICATION SERVICES					226,442
TOTAL CORPORATE BONDS & NOTES (Cost — $4,108,823)					4,472,084
MORTGAGE-BACKED SECURITIES — 0.7%
FHLMC — 0.6%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	20,690		20,813
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.500%	9/1/24	707,948		834,490
Total FHLMC					855,303
FNMA — 0.1%
Federal National Mortgage Association (FNMA)	5.500%	1/1/14	7,030		7,621
Federal National Mortgage Association (FNMA)	7.000%	10/1/18-6/1/32	166,122		192,421
Total FNMA					200,042
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $958,097)					1,055,345
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 5.8%
Canada — 4.4%
Government of Canada, Bonds	4.250%	12/1/21	1,170,032	CAD	1,697,076
Government of Canada, Bonds	4.250%	12/1/26	1,245,114	CAD	2,057,915
Government of Canada, Bonds	2.000%	12/1/41	928,600	CAD	1,370,551
Government of Canada, Bonds	4.000%	12/1/31	638,213	CAD	1,129,223
Total Canada					6,254,765
United Kingdom — 1.4%
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	604,594	GBP	1,346,451
United Kingdom Treasury Gilt, Bonds	0.625%	3/22/40	357,786	GBP	633,089	(c)
Total United Kingdom					1,979,540
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $8,001,232)					8,234,305

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SOVEREIGN BONDS — 0.3%
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	44,000	$58,850
United Mexican States, Senior Notes	4.750%	3/8/44	336,000	374,640
TOTAL SOVEREIGN BONDS (Cost — $418,975)				433,490
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $118,144,820)				134,726,010
SHORT-TERM INVESTMENTS — 5.0%
Repurchase Agreements — 5.0%
Barclays Capital Inc. tri-party repurchase agreement dated 9/28/12; Proceeds at maturity - $6,100,076; (Fully collateralized by U.S. government obligations, 0.875% due 1/31/17; Market value - $6,344,438)	0.150%	10/1/12	6,100,000	6,100,000
State Street Bank & Trust Co. repurchase agreement dated 9/28/12; Proceeds at maturity - $1,025,001; (Fully collateralized by U.S. Treasury Bond, 3.125% due 11/15/41; Market value - $1,045,805)	0.010%	10/1/12	1,025,000	1,025,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $7,125,000)				7,125,000
TOTAL INVESTMENTS — 99.8% (Cost — $125,269,820#)				141,851,010
Other Assets in Excess of Liabilities — 0.2%				241,261
TOTAL NET ASSETS — 100.0%				$142,092,271

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of September 30, 2012.
(f)	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
CAD	- Canadian Dollar
GBP	- British Pound
IO	- Interest Only
STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is the Fund’s secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

Notes to schedule of investments (unaudited) (continued)

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
U.S. Treasury inflation protected securities	—	$120,000,814	—	$120,000,814
Asset-backed securities	—	221,715	—	221,715
Collateralized mortgage obligations	—	308,257	—	308,257
Corporate bonds & notes	—	4,472,084	—	4,472,084
Mortgage-backed securities	—	1,055,345	—	1,055,345
Non-U.S. Treasury inflation protected securities	—	8,234,305	—	8,234,305
Sovereign bonds	—	433,490	—	433,490
Total long-term investments	—	$134,726,010	—	$134,726,010
Short-term investments†	—	7,125,000	—	7,125,000
Total investments	—	$141,851,010	—	$141,851,010
Other financial instruments:
Futures contracts	$9,261	—	—	$9,261
Total	$9,261	$141,851,010	—	$141,860,271

LIABILITIES
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$5,302	—	—	$5,302
Forward foreign currency contracts	—	$188,635	—	188,635
Total	$5,302	$188,635	—	$193,937

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to schedule of investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to schedule of investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $188,635. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,277,131
Gross unrealized depreciation	(695,941)
Net unrealized appreciation	$16,581,190

Notes to schedule of investments (unaudited) (continued)

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	986	$565,968
Options closed	(541)	(421,445)
Options exercised	(56)	(26,068)
Options expired	(389)	(118,455)
Written options, outstanding as of September 30, 2012	—	—

At September 30, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 2-Year Notes	112	12/12	$24,690,239	$24,699,500	$9,261
Contracts to Sell:
U.S. Treasury 30-Year Bonds	16	12/12	2,384,698	2,390,000	(5,302)
Net unrealized gain on open futures contracts					$3,959

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED (LOSS)
Contracts to Sell:
British Pound	Citibank, N.A.	1,355,000	$2,187,758	11/16/12	$(76,336)
Canadian Dollar	Citibank, N.A.	5,415,214	5,502,859	11/16/12	(77,119)
Canadian Dollar	Credit Suisse	1,850,428	1,880,377	11/16/12	(35,180)
Net unrealized loss on open forward foreign currency contracts					$(188,635)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$ 9,261	$ (5,302)	—	—	$3,959
Foreign Exchange Risk	—	—	—	$ (188,635)	(188,635)
Total	$ 9,261	$ (5,302)	—	$ (188,635)	$(184,676)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$ 9,702
Written options†	14,075
Forward foreign currency contracts (to buy)†	4,179,040
Forward foreign currency contracts (to sell)	11,367,221
Futures contracts (to buy)	6,399,614
Futures contracts (to sell)	3,788,957

†At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: November 26, 2012